Exhibit 32.2(b)

           Certification Pursuant to 18U.S.C. Section 1350, as adopted
        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the
            Chief Financial Officer attached hereto as Exhibit 31.2.

                                                                EXHIBIT 32 (B)



                Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Annual Report of United Bancshares, Inc. (the "Company") on Form 10-K for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brenda
M. Hudson-Nelson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Brenda M. Hudson-Nelson
----------------------------
Brenda M. Hudson-Nelson
Chief Financial Officer
April 14, 2005